EXHIBIT 99.3

REVISED SEGMENT REVENUE/OPERATING INCOME (LOSS) TABLES

All financial information presented in these tables is preliminary based upon management's present view and is unaudited.

Revised Segment Revenue/Operating Income (Loss) tables for the years 2010, 2009 and 2008
(Unaudited)

(In millions)	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the year ended December 31, 2010
Revenues	$965.2	$819.9	$841.5	$651.2	$269.6	$47.0	$48.3	$3,642.7
Segment income (loss)	$80.4	$72.3	$53.7	$(45.5)	$25.8	$6.7	$(48.5)	144.9
Net interest expense								(58.9)
Equity in loss of unconsolidated affiliate								(0.9)
Income from continuing operations before provision for income taxes								$85.1
Depreciation and amortization	$17.9	$1.2	$18.6	$17.4	$1.2	$1.3	$56.3	$113.9
For the year ended December 31, 2009
Revenues	$892.6	$815.2	$697.4	$648.1	$186.1	$41.2	$46.8	$3,327.4
Segment income (loss)	$73.3	$65.6	$51.1	$(74.9)	$(1.8)	$3.2	$(8.0)	108.5
Net interest expense								(52.8)
Goodwill impairment								(120.6)
Loss and costs associated with repurchase of 4.250% Senior Notes								(1.5)
Equity in loss of unconsolidated affiliate								(3.7)
Loss from continuing operations before benefit for income taxes								$(70.1)
Depreciation and amortization	$12.5	$1.3	$7.9	$20.7	$1.2	$0.7	$47.4	$91.7
For the year ended December 13, 2008
Revenues	$1,058.6	$778.9	$751.4	$691.9	$244.6	$38.3	$52.7	$3,616.4
Segment income (loss)	$62.2	$20.6	$34.0	$(56.7)	$28.1	$(0.9)	$(5.7)	81.6
Net interest expense								(41.6)
Goodwill impairment								(813.2)
Gain on sale of Mexican operations and interest in Australian joint venture								1.0
Equity in loss of unconsolidated affiliate								(0.7)
Loss from continuing operations before benefit for income taxes								$(772.9)
Depreciation and amortization	$5.9	$4.2	$8.7	$25.4	$1.5	$0.8	$46.6	$93.1
Total Assets
December 31, 2010	$771.5	$661.5	$873.0	$217.9	$156.2	$13.6	$(361.3)	$2,332.4
December 31, 2009	709.9	554.7	372.8	189.1	125.6	5.0	67.9	2,025.0
December 31, 2008	1,042.7	712.7	303.2	117.0	123.5	10.2	118.2	2,427.5

Revised Segment Revenue/Operating Income (Loss) tables for the interim periods of 2010
(Unaudited)

(In millions)	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal quarter ended April 3, 2010
Revenues	$272.0	$221.5	$197.6	$134.3	$43.3	$7.6	$11.0	$887.3
Segment income (loss)	$44.0	$36.3	$21.1	$(20.9)	$2.1	$(0.8)	$(5.5)	76.3
Net interest expense								(12.0)
Equity in loss of unconsolidated affiliate								(1.8)
Income before provision for income taxes								$62.5
For the fiscal quarter ended July 3, 2010
Revenues	$219.6	$189.3	$193.6	$165.0	$69.3	$12.5	$10.3	$859.6
Segment income	$21.1	$13.2	$12.9	$1.1	$7.2	$3.1	$(3.3)	55.3
Net interest expense								(14.3)
Income before provision for income taxes								$41.0
For the fiscal six months ended July 3, 2010
Revenues	$491.6	$410.8	$391.2	$299.3	$112.6	$20.1	$21.3	$1,746.9
Segment income (loss)	$65.1	$49.5	$34.0	$(19.8)	$9.3	$2.3	$(8.8)	131.6
Net interest expense								(26.3)
Equity in loss of unconsolidated affiliate								(1.8)
Income before provision for income taxes								$103.5
For the fiscal quarter ended October 2, 2010
Revenues	$273.2	$229.9	$251.2	$159.6	$83.6	$12.5	$12.0	$1,022.0
Segment income (loss)	$25.6	$21.1	$22.5	$(20.9)	$11.1	$2.4	$(1.7)	60.1
Net interest expense								(14.2)
Equity in income of unconsolidated affiliate								0.5
Income before provision for income taxes								$46.4
For the fiscal nine months ended October 2, 2010
Revenues	$764.8	$640.7	$642.4	$458.9	$196.2	$32.6	$33.3	$2,768.9
Segment income (loss)	$90.7	$70.6	$56.5	$(40.7)	$20.4	$4.7	$(10.5)	191.7
Net interest expense								(40.5)
Equity in loss of unconsolidated affiliate								(1.3)
Income before provision for income taxes								$149.9
For the fiscal quarter ended December 31, 2010
Revenues	$200.4	$179.2	$199.1	$192.3	$73.4	$14.4	$15.0	$873.8
Segment (loss) income	$(10.3)	$1.7	$(2.8)	$(4.8)	$5.4	$2.0	$(38.0)	(46.8)
Net interest expense								(18.4)
Equity in income of unconsolidated affiliate								0.4
Loss before benefit for income taxes								$(64.8)
For the year ended December 13, 2010
Revenues	$965.2	$819.9	$841.5	$651.2	$269.6	$47.0	$48.3	$3,642.7
Segment income (loss)	$80.4	$72.3	$53.7	$(45.5)	$25.8	$6.7	$(48.5)	144.9
Net interest expense								(58.9)
Equity in loss of unconsolidated affiliate								(0.9)
Income before provision for income taxes								$85.1

Revised Segment Revenue/Operating Income (Loss) tables for the first fiscal quarter of 2011
(Unaudited)

(In millions)	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal quarter ended April 2, 2011
Revenues	$268.7	$235.5	$220.6	$135.1	$79.1	$10.2	$12.1	$961.3
Segment income (loss)	$30.8	$28.0	$18.1	$(22.9)	$9.3	$(1.7)	$(0.4)	61.2
Net interest expense								(21.1)
Equity in income of unconsolidated affiliate								1.3
Income before provision for income taxes								$41.4